MASSMUTUAL SELECT FUNDS

Supplement dated May 20, 2009 to the

Prospectus dated April 1, 2009, revised as of May 1, 2009

This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.

The following information replaces similar information for the Large Cap Growth Fund found in the second paragraph in the section titled Principal Investment Strategies and Risks:

The Fund will normally be invested in 75-150 securities.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3001M-09-04